U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 14, 2017

Concierge Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada 000-29913 90-1133909 (state of incorporation) (Commission File Number) (IRS Employer I.D. Number) 29115 Valley Center Rd., K-206 Valley Center, CA 92082 (866) 800-2978

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

On November 17, 2017, the Board of Directors (the “Board”) of Concierge Technologies, Inc. (the “Company”) approved the implementation of a one-for-thirty (1:30) reverse stock split of all of the Company’s issued and outstanding common and preferred stock (the “Reverse Stock Split”). The Reverse Stock Split will be effective when trading opens on December 15, 2017.

The Reverse Stock Split was previously approved by the Company’s shareholders pursuant to a majority written consent and by the Board pursuant to unanimous written consent on February 13, 2017. The approvals provided discretion to the Board to implement the Reverse Stock Split by the end of 2017. Notice of shareholder approval was mailed to the Company’s shareholders on or about February 28, 2017 pursuant to a Schedule 14C Information Statement.

As a result of the Reverse Stock Split, every thirty (30) shares of the issued and outstanding common stock of the Company will be converted into one (1) share of common stock and every thirty (30) shares of the issued and outstanding preferred stock of the Company will be converted into one (1) share of preferred stock. All fractional shares created by the Reverse Stock Split will be rounded up to the nearest whole share. Each shareholder will receive at least one share. The number of the Company’s authorized shares of common stock and preferred stock will not change.

A new CUSIP number has been issued for the Company’s common stock (“206065302”) to distinguish stock certificates issued after the effective date of the Reverse Stock Split. The Company does not have a CUSIP number for its preferred stock. The Company’s old common stock CUSIP number was 206065203.

The common stock will begin trading on a split-adjusted basis on December 15, 2017 on OTC Markets under the ticker symbol “CNCGD”.  The “D” is appended at the end of the ticker symbol to signify the split for twenty (20) trading days at which time the symbol will revert back to “CNCG.”

Item 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Concierge Technologies, Inc., dated December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2017                    CONCIERGE TECHNOLOGIES, INC.

By: /s/ Nicholas Gerber

      Nicholas Gerber

      Chief Executive Officer